UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 10, 2016
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

On August 10, 2016, Perrigo Company plc (the “Company”) released earnings for the second quarter ended July 2, 2016. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The earnings release contains certain non-GAAP measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP) in the statements of income, balance sheets or statements of cash flows of the company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for net sales on a constant currency basis, net sales excluding sales attributable to held-for-sale businesses, gross profit, gross margin, operating income, operating margin, net income, and diluted earnings per share, within its earnings release to the most directly comparable U.S. GAAP measures for these non-GAAP measures.

The Company adjusts for the items listed below in the applicable period when monitoring and evaluating the on-going financial results and trends of its business, and believes that presenting operating results excluding these items is also useful for investors, since it provides important insight into the Company's on-going core business operations on a normalized basis. Management uses adjusted financial data for planning and forecasting in future periods, including trending and analyzing the core operating performance of the Company’s business from period to period without the effect of the non-core business items indicated. Management also uses adjusted financial data to prepare operating budgets and forecasts and to measure the Company’s performance against those budgets and forecasts on a corporate and segment level.

Reported results were adjusted for the following items:

Three Months Ended July 2, 2016 Results

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Investment impairment charges

•	Restructuring charges related to organizational improvements

•	Operating results attributable to held-for-sale businesses

•	Equity method investment losses

•	Acquisition and integration-related charges

•	Goodwill and held-for-sale impairment charges

•	Tax effect of non-GAAP adjustments, including quarterly effect on the annual effective tax rate calculation

Three Months Ended June 27, 2015 Results

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Operating results attributable to held-for-sale businesses

•	Payment made in connection with a research and development arrangement

•	Goodwill, intangible asset and investment impairment charges

•	Restructuring charges related to completed business acquisition and organizational improvements

•	Losses on derivatives associated primarily with hedging an acquisition's foreign currency-denominated purchase price

•	Acquisition and integration-related charges

•	Legal and consulting fees related to hostile takeover defense

•	Equity method investment losses

•	Loss on early debt extinguishment

•	Non-GAAP adjustment to tax expense associated with debt restructuring for the acquisition of Omega

•	Tax effect of non-GAAP adjustments, including quarterly effect on the annual effective tax rate calculation

2016 Full Year Guidance

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Goodwill, intangible asset, held-for-sale and investment impairment charges

•	Integration and restructuring-related charges

•	Operating results attributable to held-for-sale businesses

•	Equity method investment losses

•	Loss on early debt extinguishment

•	Tax effect of non-GAAP adjustments

Twelve Months Ended December 31, 2015 Results

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Losses on derivatives associated with hedging an acquisition's foreign currency-denominated purchase price

•	Goodwill, intangible asset, held-for-sale and investment impairment charges

•	Legal and consulting fees related to hostile takeover defense

•	Acquisition and integration-related charges

•	Restructuring charges related to completed business acquisition and organizational improvements

•	Financing fees

•	Loss on early debt extinguishment

•	Payment made in connection with a research and development arrangement

•	Equity method investment losses

•	Non-GAAP adjustment to tax expense associated with debt restructuring for the acquisition of Omega

•	Tax effect of non-GAAP adjustments

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by Perrigo Company plc on August 10, 2016, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Judy L. Brown
Dated:	August 10, 2016		Judy L. Brown
Executive Vice President, Business Operations
and Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

99.1	Press Release issued by Perrigo Company plc on August 10, 2016, furnished solely pursuant to Item 2.02 of Form 8-K.